SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2002

NII HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-32421	91-1671412
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

10700 PARKRIDGE BOULEVARD, SUITE 600, RESTON, VIRGINIA 20191
(Address of Principal Executive Offices)                                       (Zip Code)

Registrant’s telephone number, including area code: 703-390-5100

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS

GENERAL

     As previously reported, on May 24, 2002, we filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), in which court it was assigned case number 02-11505 (MFW). We filed the original Joint Plan of Reorganization on June 14, 2002, the First Amended Plan of Reorganization on June 27, 2002, the Second Amended Plan of Reorganization on July 9, 2002, the Third Amended Plan of Reorganization on July 26, 2002, and the Revised Third Amended Joint Plan of Reorganization (the “Plan”) on July 31, 2002. On July 31, 2002, we received approval from the Bankruptcy Court of the Plan and Second Amended Disclosure Statement (the “Disclosure Statement”), a copy of which was previously filed with the Securities and Exchange Commission (the “SEC”).

     On October 28, 2002, the Bankruptcy Court entered an order confirming the Plan (the “Confirmation Order”). On November 12, 2002, the Plan became effective and we emerged from Chapter 11 bankruptcy proceedings (the “Effective Date”). A copy of the press release announcing the Effective Date of the Plan is filed as Exhibit 99.1 hereto.

SUMMARY EFFECTS OF THE PLAN AND TRANSACTIONS CONSUMMATED ON OR SHORTLY AFTER THE EFFECTIVE DATE

     Set forth below is a summary of certain material provisions of, and transactions consummated pursuant to, the Plan on or shortly after the Effective Date. This summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Confirmation Order and the Plan. Capitalized terms used in this report, but not defined herein, shall have the meanings assigned to such terms in the Plan.

•	We amended and restated our Bylaws (“Amended Bylaws”) and filed a Restated Certificate of Incorporation (“Restated Certificate”) with the Secretary of State of the State of Delaware on the Effective Date authorizing an aggregate of 100,000,000 shares of common stock, par value $0.001 per share (“New Common Stock”), one share of preferred stock, par value $1.00 per share (“Special Director Preferred Stock”) and 10,000,000 shares of undesignated preferred stock, par value $0.001 per share (“Undesignated Preferred Stock”). We previously filed copies of the Amended Bylaws and Restated Certificate with the SEC on November 12, 2002, respectively, as Exhibits 3.2 and 3.1 to our Current Report on Form 8-K filed on such date.

•	We exchanged, on a pro rata basis, $2.3 billion in senior redeemable notes and other unsecured, non-trade claims that existed prior to our bankruptcy filing for 3,920,000 shares of New Common Stock and canceled our senior redeemable notes and other unsecured, non-trade debt outstanding prior to the Effective Date.

•	We cancelled all shares of our preferred stock, common stock, options and other equity interests that existed prior to our Chapter 11 proceedings and were outstanding prior to the Effective Date.

•	Motorola Credit Corporation (“Motorola”), our largest equipment provider, sole provider of our handsets, and largest secured creditor, reinstated in full our $225.0 million international Motorola equipment financing facility and our $100.0 million Brazil Motorola equipment financing facility, subject to deferrals of principal amortization and some structural modifications.

•	We repaid the outstanding principal balance, together with accrued interest, due under our $56.7 million international Motorola incremental financing facility using restricted cash held in escrow, which amount will be available for borrowing under some circumstances.

•	We entered into a new spectrum use and build-out agreement with Nextel Communications, Inc., our former parent company (“NCI”), in exchange for the staggered payment of $50.0 million, of which $25.0 million was paid on the Effective Date.

•	We raised $140.0 million in proceeds from some of our creditors that participated in a rights offering in exchange for the issuance of 15,680,000 additional shares of our New Common Stock and senior secured discount notes due 2009 (“New Notes”) with an aggregate principal amount of $180.8 million due at maturity and issued by NII Holdings (Cayman) Ltd., a wholly-owned subsidiary of ours (“NII Cayman”). The New Notes are senior secured obligations that pay interest at an annual rate of 13% (although interest is not expected to be paid in cash for the first two years) and mature in 2009. We and some of our subsidiaries and affiliates fully, unconditionally and irrevocably guarantee repayment of the New Notes.

•	NCI purchased $50.9 million of new notes and 5,696,521 shares of our New Common Stock through the rights offering. Together with 1,424,130 shares of our New Common Stock that we issued to NCI in connection with the cancellation of our senior redeemable notes outstanding prior to the Effective Date, NCI owns about 36% of the number of shares of New Common Stock issued and outstanding on the Effective Date.

•	We also reached an agreement with the creditors to our Argentina credit facilities to repurchase the outstanding balance owed to such creditors by our Argentine operating company for $5.0 million in cash and the issuance to them of 400,000 shares of New Common Stock (equal to 2% of all shares of New Common Stock issued and outstanding on the Effective Date).

•	We currently have 20,000,000 shares of New Common Stock outstanding. In addition, on the Effective Date options covering 2,222,222 shares of New Common Stock were granted under our new 2002 Management Incentive Plan.

•	Our board of directors consists of nine members, three existing board members and six new board members. There are three board members in each class. The directors of the first class hold office until the next annual meeting following the Effective Date or until a successor is duly elected and qualified, the three directors of the second class hold office until the next succeeding annual meeting or until a successor is duly elected and qualified, and the three directors of the third class hold office until the next thereafter succeeding annual meeting or until a successor is duly elected and qualified. Motorola, holder of the share of Special Director Preferred Stock, has the power and authority to nominate, elect, remove and replace a single member of the board.

•	NII Holdings (Delaware), Inc. merged with and into our company on the Effective Date.

FINANCIAL INFORMATION

     On November 14, 2002, we issued our financial results and other data for the quarter ended September 30, 2002 as more fully described in a press release, a copy of which is filed as Exhibit 99.1 hereto and which information is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED:

     Not Applicable.

     (b)  PRO FORMA FINANCIAL INFORMATION:

     Not Applicable.

     (c)  EXHIBITS:

Exhibit No.	Exhibit Description

99.1	Press Release issued by us on November 14, 2002 (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NII HOLDINGS, INC. (Registrant)

By:	/s/ Robert J. Gilker Robert J. Gilker Vice President and General Counsel

Dated: November 14, 2002

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release issued by us on November 14, 2002 (filed herewith)